UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2006

HORIZON LINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01. OTHER EVENTS

On October 19, 2006, Horizon Lines, Inc. (the “Company”) held a conference call to discuss that it was increasing its earnings guidance for the third quarter and full year 2006 solely as a result of its election to pay tonnage tax in lieu of regular federal corporate income tax on its qualifying trade routes. A copy of the webcast presentation made in conjunction with the conference call is attached as Exhibit 99.1 hereto and a copy of the transcript of the conference call is attached as Exhibit 99.2 hereto, and each is incorporated herein by reference. The webcast presentation is available on Company’s website, www.horizonlines.com.

SAFE HARBOR STATEMENT

The information contained in this Current Report on Form 8-K (including the exhibits hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include: our substantial debt; restrictive covenants under our debt agreements; decreases in shipping volumes; our failure to renew our commercial agreements with Maersk; raising fuel prices; labor interruptions or strikes; job related claims, liability under multi-employer pension plans; compliance with safety and environmental protection and other governmental requirements; new statutory and regulatory directives in the United States addressing homeland security concerns; the successful start-up of any Jones-Act competitor; delayed delivery or non-delivery of one or more of our new vessels; increased inspection procedures and tight import and export controls; restrictions on foreign ownership of our vessels; repeal or substantial amendment of the Jones Act; escalation of insurance costs, catastrophic losses and other liabilities; the arrest of our vessels by maritime claimants; severe weather and natural disasters; our inability to exercise our purchase options for our chartered vessels; the aging of our vessels; unexpected substantial drydocking costs for our vessels; the loss of our key management personnel; actions by our stockholders; changes in tax laws or in their interpretation, adverse tax audits and other tax matters; and legal or other proceedings to which we are or may become subject.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Current Report on Form 8-K (including the exhibits hereto) might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1*	Webcast presentation dated October 19, 2006.

99.2*	Transcript of conference call on October 19, 2006.

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: October 19, 2006	By:	/s/ M. Mark Urbania
M. Mark Urbania
Senior Vice President, Chief Financial Officer and Assistant Secretary

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